UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 31, 2008

First National Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-30523	58-2466370
(Commission File Number)	(IRS Employer Identification No.)

215 North Pine Street, Spartanburg, S.C.	29302
(Address of principal executive offices)	(Zip Code)

(864) 948-9001
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

Item 5.02(e)  Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

On January 31, 2008, the merger of Carolina National Corporation (“Carolina National”) with and into First National Bancshares, Inc. became effective. In connection with the merger, on January 31, 2008, First National’s wholly owned bank subsidiary, First National Bank of the South (“First National”) entered into an employment agreement with Roger B. Whaley, pursuant to which Mr. Whaley became First National’s Executive Vice-President for Special Projects.

Pursuant to his employment with First National, Mr. Whaley will receive an annual base salary of $200,000, and the agreement is for a term of one year, beginning February 1, 2008. Mr. Whaley is entitled to participate in all employee benefits plans or programs of First National. Mr. Whaley shall receive a $1,500 monthly automobile allowance, and First National will pay health insurance premiums on Mr. Whaley’s behalf, as well as club dues.

During Mr. Whaley’s employment and for a period of one year thereafter, he is prohibited from (a) competing with First National within a radius of 20 miles of any office or branch; (b) soliciting the bank’s customers for a competing business; or (c) soliciting the bank’s employees. Notwithstanding the foregoing, Mr. Whaley may serve as an officer of or consultant to a depository institution or holding company there for with offices in the restricted territory, if such employment does not involve the restricted territory. The employment agreement for Mr. Whaley is filed as Exhibit 10.1 and is incorporated herein by reference.

Unless otherwise agreed in writing, Mr. Whaley shall serve as a consultant beginning February 1, 2009, and ending July 31, 2009. Mr. Whaley will serve First National as an independent contractor during this time period and will receive a lump sum payment of $100,000 on February 1, 2009, plus reimbursement for normal reasonable expenses during the term of the agreement. During the term of this consulting agreement, Mr. Whaley will be bound by the noncompetition provisions of his employment agreement with First National.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
The following exhibit is filed as part of this report:

Exhibit
Number	Description

10.1	Employment Agreement between First National Bank of the South and Roger B. Whaley dated January 31, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

By:	/s/ Kitty B. Payne
Name	Kitty B. Payne
Title:	EVP & Chief Financial Officer

Dated: March 6, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement between First National Bank of the South and Roger B. Whaley dated January 31, 2008.